EXHIBIT 10.4.6

                                 AMENDMENT NO. 7
                           TO THE AMENDED AND RESTATED
                       MASTER LOAN AND SECURITY AGREEMENT

            AMENDMENT NO. 7, dated as of November 17, 2004 (this "Amendment"), to the Amended and Restated Master Loan and Security Agreement, dated as of November 26, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement"; as amended, hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement"), by and among AMERICAN HOME MORTGAGE CORP. ("AHMC"), AMERICAN HOME MORTGAGE ACCEPTANCE, INC. ("AHM Acceptance"), AMERICAN HOME MORTGAGE INVESTMENT CORP. ("AHM Investment"), AMERICAN HOME MORTGAGE HOLDINGS, INC. ("AHM Holdings") and AMERICAN HOME MORTGAGE SERVICING, INC., formerly known as Columbia National, Incorporated ("AHM Servicing" and together with AHMC, AHM Acceptance, AHM Investment and AHM Holdings, collectively, the "Borrowers", each, a "Borrower"), the lenders from time to time parties thereto (the "Lenders") and MORGAN STANLEY BANK, as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

                                    RECITALS

            The Borrowers, the Lenders and the Agent are parties to the Existing Loan Agreement, pursuant to which the Existing Lender has agreed to make and to permit to remain outstanding certain extensions of credit on the terms and subject to the conditions of the Existing Loan Agreement.

            The Borrowers, the Lenders and the Agent have agreed, subject to the terms and conditions hereof, that the Existing Loan Agreement shall be modified to provide for a temporary increase in the amount of the Maximum Credit and to effect certain other changes as set forth in this Amendment.

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

            SECTION 1. Amendments.

            (a) Section 1.01 of the Existing Loan Agreement is hereby amended by inserting in proper alphabetical order the following new defined terms:

                  "Increase Period" shall mean the period from and including the
            Seventh Amendment Effective Date through and including December 31, 2004.

                  "Seventh Amendment" shall mean that certain Amendment No. 7 and Agreement, dated as of November 17, 2004, by and among the Borrowers, the Lender and the Agent.

                  "Seventh Amendment Effective Date" shall mean the "Amendment
            Effective Date", as defined in the Seventh Amendment.

            (b) Subclauses (ii) through (iv) of the definition of "Collateral Value" set forth in Section 1.01 of the Existing Loan Agreement shall be deleted in their entirety and the following new subclauses shall be inserted in lieu thereof:

                  "(ii) The aggregate Collateral Value of all California Program
            Mortgage Loans included in the Borrowing Base at any time shall not exceed 5.71% of the Maximum Credit at such time;

                  (iii) The aggregate Collateral Value of all Interest-Only
            Mortgage Loans with an LTV greater than 80% and less than or equal to 95% included in the Borrowing Base at any time shall not exceed 14.29% of the Maximum Credit at such time;

                  (iv) The aggregate Collateral Value of all Jumbo Mortgage
            Loans which have an original principal value greater than $1,000,000 included in the Borrowing Base at any time shall not exceed 20% of the Maximum Credit at such time;"

            (c) The definition of "Maximum Credit" set forth in Section 1.01 of the Existing Loan Agreement shall be deleted in its entirety and the following new definition shall be inserted in lieu thereof:

                  "Maximum Credit" shall mean (a) solely during the Increase
            Period, an amount equal to $500,000,000 and (b) following the Increase Period, an amount equal to $350,000,000.

            (d) Solely during the Increase Period, Schedule 6 to the Existing Loan Agreement (the "Existing Schedule") shall be superceded and replaced in its entirety by the document attached hereto as Schedule 6 (the "Temporary Schedule"). Upon termination of the Increase Period, the Temporary Schedule shall be deleted in its entirety and the Existing Schedule shall be reinstated in its entirety as Schedule 6 to the Loan Agreement.

            SECTION 2. Conditions Precedent. This Amendment shall become effective on the first date (the "Amendment Effective Date") on which all of the following conditions precedent shall have been satisfied:

            2.1 Delivered Documents. On the Amendment Effective Date, the Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

            (a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each of the Borrowers, the Lenders and the Agent;

            (b) Note. For the account of MSMCI, a Promissory Note, substantially in the form of Exhibit A hereto, executed and delivered by a duly authorized officer of the Borrower;

            (c) Resolutions. True, correct and complete copies of the resolutions of the Sole Director of each of AHMC, AHM Acceptance, AHM Holdings and AHM Servicing, certified by the Secretary or Assistant Secretary of each such Borrower, in form and substance satisfactory to the Agent, authorizing (i) the execution, delivery and performance of this Amendment, and (ii) the borrowings contemplated under the Loan Agreement; and

            (d) Other Documents. Such other documents as the Agent or counsel to the Agent may reasonably request.

            2.2 No Default. On the Amendment Effective Date, (i) each Borrower shall be in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by each Borrower pursuant to
Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

            SECTION 3. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lenders that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Loan Agreement.

            SECTION 4. Resolutions of AHM Investment. Each Borrower hereby covenants and agrees that on or before November 24, 2004 (or such later date as the Agent may agree in writing, the "Delivery Date"), the Agent shall have received a true, correct and complete copy of the resolutions of the Board of Directors of AHM Investment, certified by the Secretary or Assistant Secretary of AHM Investment, authorizing (i) the execution, delivery and performance of this Amendment, and (ii) the borrowings contemplated under the Loan Agreement, and such resolutions shall be satisfactory to the Agent in form and substance satisfactory. From and after the Amendment Effective Date, until such resolutions have been received by the Agent, no Loans shall be available to be made to AHM Investment and if the Agent shall not have received such resolutions as of the Delivery Date, an Event of Default shall be deemed to have occurred under the Loan Agreement.

            SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, all references therein and herein to the "Loan Documents" shall be deemed to include, in any event, this Amendment. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

            SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of an executed original counterpart of this Amendment.

            SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                               [SIGNATURES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                       BORROWERS

                                       AMERICAN HOME MORTGAGE CORP.


                                       By:     /s/ Alan B. Horn
                                           -------------------------------------
                                           Name:   Alan B. Horn
                                           Title:  Executive Vice President



                                       AMERICAN HOME MORTGAGE INVESTMENT CORP.


                                       By:     /s/ Alan B. Horn
                                           -------------------------------------
                                           Name:   Alan B. Horn
                                           Title:  Executive Vice President



                                       AMERICAN HOME MORTGAGE HOLDINGS, INC.


                                       By:     /s/ Alan B. Horn
                                           -------------------------------------
                                           Name:   Alan B. Horn
                                           Title:  Executive Vice President



                                       AMERICAN HOME MORTGAGE ACCEPTANCE, INC.


                                       By:     /s/ Alan B. Horn
                                           -------------------------------------
                                           Name:   Alan B. Horn
                                           Title:  Executive Vice President



                                       AMERICAN HOME MORTGAGE SERVICING, INC.
                                          (f/k/a Columbia National,
                                          Incorporated)


                                       By:     /s/ Alan B. Horn
                                           -------------------------------------
                                           Name:   Alan B. Horn
                                           Title:  Executive Vice President

                                       MORGAN STANLEY BANK,
                                          as Agent and Lender



                                       By:     /s/ Paul Najarian
                                           --------------------------------
                                           Name:   Paul Najarian
                                           Title:  Vice President

                                   Schedule 6

                                   COMMITMENTS

          Lender                                            Commitment
          ------                                            ----------

          Morgan Stanley Bank                              $ 500,000,000


                                              Total        $ 500,000,000

                                                                       Exhibit A

                   FIFTH AMENDED AND RESTATED PROMISSORY NOTE

$500,000,000                                                      August 2, 2002
                                         amended and restated November ___, 2004
                                                              New York, New York

            FOR VALUE RECEIVED, each of American Home Mortgage Corp., a New York corporation, American Home Mortgage Investment Corp., a Maryland corporation, American Home Mortgage Holdings, Inc., a Delaware corporation, American Home Mortgage Acceptance, Inc., a Maryland corporation, and American Home Mortgage Servicing, Inc., formerly known as Columbia National, Incorporated, a Maryland corporation, (each a "Borrower", collectively the "Borrowers"), hereby promises to pay, jointly and severally, to the order of MORGAN STANLEY BANK (the "Lender"), at the principal office of the Lender at 2500 Lake Park Boulevard, West Valley City, Utah 84120, in lawful money of the United States, and in immediately available funds, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrowers under the Loan Agreement referred to below), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

            The date, amount and interest rate of each Loan made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Loans made by the Lender.

            This Fifth Amended and Restated Promissory Note is one of the "Notes" referred to in the Master Loan and Security Agreement, dated as of August 2, 2002, which was amended and restated in its entirety by that certain Amended and Restated Master Loan and Security Agreement, dated as of November 26, 2003 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement"), among the Borrowers, the Lenders from time to time parties thereto and the Morgan Stanley Bank, as Agent for the Lenders, and evidences the Loans made thereunder by the Lender to the Borrowers. Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.

            The Borrowers agree, jointly and severally, to pay all the Lender's costs of collection and enforcement (including reasonable attorneys' fees and disbursements of Lender's counsel) in respect of this Note when incurred, including, without limitation, reasonable attorneys' fees through appellate proceedings.

            Notwithstanding the pledge of the Collateral, each Borrower hereby acknowledges, admits and agrees that the Borrowers' obligations under this Note are recourse obligations of the Borrowers to which each Borrower pledges its full faith and credit.

            Each Borrower, and any endorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrowers or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of any Borrower, even if such Borrower is not a party to such agreement; provided, however, that the Lender and each Borrower, by written agreement between them, may affect the liability of the Borrowers.

            This Fifth Amended and Restated Promissory note amends and restates in its entirety the Fourth Amended and Restated Promissory Note, dated as of November 26, 2003, made by the Borrowers in favor of the Lender in the maximum principal sum of $350,000,000 (the "Existing Promissory Note") and is given as a continuation, rearrangement and extension, and not a novation, release or satisfaction of the Existing Promissory Note. Each Borrower hereby acknowledges and agrees that simultaneously with the Borrowers' execution and delivery of this Fifth Amended and Restated Promissory Note to the Lender, the Lender has delivered to American Home Mortgage Corp. the Existing Promissory Note.

            Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

            Each Borrower hereby acknowledges and agrees that such Borrower shall be jointly and severally liable to the maximum extent permitted by applicable law for all representations, warranties, covenants, obligations and indemnities of the Borrowers under the Loan Documents.

            This Fifth Amended and Restated Promissory Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, whose laws each Borrower expressly elects to apply to this Note. Each Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the Supreme Court of the State of New York, Borough of Manhattan, or in the District Court of the United States for the Southern District of New York.


                               [SIGNATURES FOLLOW]

                                       AMERICAN HOME MORTGAGE CORP., as a
                                          Borrower



                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       AMERICAN HOME MORTGAGE INVESTMENT
                                          CORP., as a Borrower



                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       AMERICAN HOME MORTGAGE HOLDINGS, INC.,
                                          as a Borrower



                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       AMERICAN HOME MORTGAGE ACCEPTANCE,
                                          INC., as a Borrower



v

                                       AMERICAN HOME MORTGAGE SERVICING, INC.
                                          (f/k/a Columbia National,
                                          Incorporated), as a Borrower



                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                SCHEDULE OF LOANS

            This Note evidences Loans made under the within-described Loan Agreement to the Borrowers, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:


                      Principal Amount        Interest         Amount Paid         Unpaid Principal        Notation
    Date Made             of Loan               Rate            or Prepaid              Amount             Made by
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